Exhibit 23.6


[COMPANY LOGO]

                             Morten Beyer & Agnew
            2107 Wilson Boulevard o Suite 750 o Arlington, VA 22201


                             CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.

                                             MORTEN BEYER AND AGNEW

                                             By: /s/ Teoman Ozdener
                                                -------------------------------
                                                Name:  Teoman Ozdener
                                                Title: Vice President Technical
                                                Dated: May 31, 2000